Exhibit 10.3a

AGREEMENT

AGREEMENT dated this 21st  day of January 2006, by and between Southridge Technology Group, Inc. (hereinafter “STG”), a Delaware Corporation, with offices located at 90 Grove Street, Ridgefield, CT 06877 and Sunodia Partners LP, STG’s Principal Shareholder.

WHEREAS, STG has filed a Registration Statement with the United States Securities and Exchange Commission (hereinafter the “SEC”) on Form SB-2 and has filed an Exhibit 10.2 to such Registration Statement regarding methods of payment of offering expenses; and

WHEREAS, such Registration Statement includes in the Liquidity section, a specific discussion of STG’s cash requirements for the next twelve (12) months (exclusive of offering expenses) and its specific viable plans to meet such requirements.

NOW, THEREFORE, it is herewith agreed as follows:

The undersigned, as Principal Shareholder of STG herewith agrees, in an effort and so as to permit STG to remain viable to loan STG amounts necessary to meet STG’s expenses if sufficient revenues are not generated therefore to the extent that gross profits are insufficient to pay STG’s costs and expenses.  If and when loaned, the loan will be evidenced by a non-interest bearing unsecured corporate note to be treated as a loan until repaid, if and when STG has the financial resources to do so.

The parties hereto understand that the above constitutes a binding Agreement and that the contents thereof are referred to in the aforesaid Registration Statement in the subheading entitled “Liquidity” as found in the Management’s Discussion and Analysis or Plan of Operation section.

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The above constitutes the entire Agreement between the parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the 21st day of January 2006.

SOUTHRIDGE TECHNOLOGY GROUP, INC.

/s/ Joseph M. Garzi

By: _______________________________________________

Joseph M. Garzi, President

SUNODIA PARTNERS LP

/s/ Stephen M. Hicks

By: _______________________________________________

Stephen M. Hicks, President of General Partner of Sunodia Partners LP

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